UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

Credit Suisse Asset Management Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05012	23-2451535
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Madison Avenue

New York, New York 10010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 325-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)Dismissal of independent registered public accounting firm

On February 24, 2015, the Board of Directors (the “Board”) of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board.

The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended December 31, 2014 and December 31, 2013) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended December 31, 2014 and December 31, 2013) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such periods.

During the Fund’s two most recent fiscal years (ended December 31, 2014 and December 31, 2013) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund set forth above. A copy of PwC’s letter dated March 2, 2015 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

On February 24, 2015, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2015. During the Fund’s two most recent fiscal years (ended December 31, 2014 and December 31, 2013) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated March 2, 2015 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015	Credit Suisse Asset Management Income Fund, Inc.

/s/Rocco DelGuercio
Name: Rocco DelGuercio
Title: Treasurer

[Signature Page to Form 8-K]

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

16.1	Letter of PricewaterhouseCoopers LLP